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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                NOVEMBER 10, 2000
                                 Date of Report
                        (Date of earliest event reported)



                       NETWORK SYSTEMS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                    0-22991                      87-0460247
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


              6413 CONGRESS AVENUE, SUITE 230, BOCA RATON, FL 33487
                    (Address of principal executive offices)


                                 (561) 988-2334
                          Registrant's telephone number
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 10, 2000, Network Systems International, Inc. ("NESI") completed acquisition of 100% of the issued and outstanding common stock of InterLAN Communications, Inc. ("InterLAN")(http://www.interlancom.com), a Virginia corporation, in exchange for $150,000 in cash, 250,000 shares of the common stock of NESI and promissory notes in the amount of $150,000.

         InterLAN is a provider of data communications and networking infrastructure solutions and consulting for business, government and education. InterLAN specializes in Remote Access including VPN (Virtual Private Networking), Wide Area and Local Area technologies to include Fiber Optic and Gigabit. The product line includes High Speed Switches, Routers, VPN Gateways, Servers and Workstations. InterLAN offers products from ADC, Adtran, APC, Lucent, AVAYA, Cisco Systems, Compaq, D-Link, RSA, Nortel Networks and Intel.

         InterLAN has provided design, consulting, product and maintenance services to national and international companies and organizations such as Sprint, Global One, The United States Securities and Exchange Commission, CLC - Computer Learning Center, The United States Department of Labor, The United States Army, GTE, Software AG and the Federal Aviation Administration.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The audited financial statements of the acquired business, interLAN Communications, Inc., as of December 31, 1999 and for the year then ended, together with the audit report of Crooks & Seth, P.C. dated January 31, 2000 is attached hereto as
                  Exhibit 99.1.

         (b)      Pro forma financial information

                  On November 10, 2000, Network Systems International, Inc. ("NESI") completed acquisition of 100% of the issued and outstanding common stock of InterLAN Communications, Inc. ("InterLAN")(http://www.interlancom.com), a Virginia corporation, in exchange for $150,000 in cash, 250,000 shares of the common stock of NESI and promissory notes in the amount of $150,000.

                  The pro forma exhibits include a pro forma combining balance sheet as of September 30, 2000 that reflects the effects of the acquisition, as if it had occurred on that date. In addition, a combining pro forma statement of operations for the year ended September 30, 2000 reflects the acquisition on a pro forma basis, as if the transaction had occurred at the beginning of the year.

         (c)      Exhibits

                  23.1     Consent of Crooks & Seth, P.C.

                  99.1 Audited financial statement of interLAN Communications, Inc. as of December 31, 1999 and for the year then ended, together with the audit report of Crooks & Seth, P.C., dated January 31, 2000.

                  99.2 Pro forma combined balance sheet as of September 30, 2000.

                  99.3 Pro forma combined statement of operations for the year ended September 30, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9.  SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not Applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   NETWORK SYSTEMS INTERNATIONAL, INC.


                                   BY /s/ HERBERT TABIN, PRESIDENT


DATE:  JANUARY 19, 2001



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                                    EXHIBITS


Exhibit                                                                           Page
Number            Description                                                   Number
23.1     Consent of Crooks & Seth, P.C.                                              6

99.1     Audited financial statement of interLAN Communications                      7
         as of December 31, 1999 and for the year then ended, together with the audit report of Crooks & Seth, P.C., dated
         January 31, 2000.

99.2     Pro forma combined balance sheet as of September 30, 2000.                 15

99.3     Pro forma combined statement of operations for the year ended              17
         September 30, 2000.



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